EXHIBIT 99.1
Exhibit A
(Corrected)

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
 FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO
                      EXCHANGE ACT FILINGS

                        [Conformed Copy]

I, Thomas J. May, Chairman of the Board, President and Chief
Executive officer of NSTAR state and attest that:

   (1) To the best of my knowledge, based upon a review of the covered reports of NSTAR, and, except as corrected or supplemented in a subsequent covered report:

       - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

       - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

   (2) I have reviewed the contents of this statement with the NSTAR Audit, Finance and Risk Management Committee.

   (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

       - the Annual Report on Form 10-K for NSTAR for the fiscal year ended December 31, 2001;

       - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of NSTAR filed with the Commission subsequent to the filing of the Form 10-K identified above; and

       -  any amendments to any of the foregoing.



   /s/ THOMAS J. MAY                Subscribed and sworn to before
   Thomas J. May                    me this 14th day of August 2002.

   August 14, 2002                  /s/ RICHARD J. MORRISON
                                    Notary Public

                                    My Commission Expires:
                                    January 26, 2007
